Offerings - Offering: 1	Dec. 18, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 51,039,594.72
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,048.57
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of November 30, 2025, of $18.84. This amount is based upon the offer to purchase up to 2,709,108 Shares.